UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 15, 2011
Commission file number: 333-171370

Nationstar Mortgage LLC
(Exact name of registrant as specified in its charter)

Delaware	75-2921540
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

350 Highland Drive
Lewisville, TX	75067
(Address of principal executive offices)	(Zip Code)
469-549-2000
Registrant’s telephone number, including area code:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On November 16, 2011, Nationstar will hold a quarterly conference call to review third quarter 2011 financial information with its bondholders and will furnish a slide presentation to accompany the call. A copy of the slide presentation to be used by Nationstar on the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of the Exchange Act regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits
The following exhibits are filed with this Current Report pursuant to Item 8.01.
     (d) Exhibits
     99.1 Conference call presentation slides dated November 16, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONSTAR MORTGAGE LLC.

/s/ Jay Bray
Jay Bray
Chief Executive Officer, President and Chief Financial Officer

Date: November 15, 2011